UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 7, 2015

Bank of South Carolina Corporation
(Exact name of registrant as specified in its charter)

South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 Meeting Street Charleston, SC	29401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(843) 724-1500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Financial Information

Item 2.02 Results of Operations and Financial Condition

On April 7, 2015 the Bank of South Carolina Corporation issued a press release announcing its financial results for the quarter ended March 31, 2015. The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Exhibit 99.1 to this report, and such press release is incorporated herein by reference.

Section 5-Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Shareholders

On April 7, 2015, there were a total of 4,461,388 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The following matters were voted upon and approved by the shareholders at the 2015 Annual Meeting.

1.	The election of eighteen members to the Board of Directors.
2.	The ratification of the appointment of Elliott Davis Decosimo, LLC as the independent auditor for the fiscal year December 31, 2015

The following is a summary of the voting results for each proposal presented to the shareholders:

As to proposal number one there were 2,586,227 shares represented in person or by proxy, constituting 57.97% of the outstanding shares of the Company voted as follows:

NAME	FOR	WITHHELD

David W. Bunch	2,579,507	6,720
Graham M. Eubank, Jr.	2,580,696	5,531
Elizabeth M. Hagood	2,580,725	5,502
Fleetwood S. Hassell	2,570,815	15,412
Glen B. Haynes	2,582,057	4,170
William L. Hiott, Jr.	2,582,392	3,835
Katherine M. Huger	2,582,322	3,905
Richard W. Hutson, Jr.	2,580,433	5,794
Charles G. Lane	2,581,755	4,472
Hugh C. Lane, Jr.	2,582,394	3,833
Linda J. Bradley-McKee	2,580,764	5,463
Alan I. Nussbaum	2,580,857	5,370
Edmund Rhett, Jr.	2,582,227	4,000
Malcolm M. Rhodes	2,582,134	4,093
Douglas H. Sass	2,582,857	3,370
David R. Schools	2,582,857	3,370
Sheryl G. Sharry	2,546,830	39,397
Steve D. Swanson	2,582,857	3,370

There were 2,770 shares withheld and 1,442,152 broker non-votes as to proposal number one.

As to Proposal #2 for approval of Elliott Davis Decosimo, LLC as independent auditors for the Company for the fiscal year ending December 31, 2015, 4,014,046 shares or 89.97% voted in favor, 4,818 shares voted against, and 9,515 abstained. There were no broker non-votes.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit is filed as part of this report

Exhibit 99.1	Press release dated April 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of South Carolina Corporation
(Registrant)

Date: April 7, 2015
/s/ Sheryl G. Sharry
Sheryl G. Sharry
Chief Financial Officer
Executive Vice President and Treasurer